UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2016

TRANS-LUX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 2001, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 243-5544

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 15, 2016, Trans-Lux Corporation (the “Company”) completed its offers (the “Offers”) to purchase its outstanding 8¼% Limited Convertible Senior Subordinated Notes due 2012 (the “Notes”) and 9½% Subordinated Debentures due 2012 (the “Debentures”) validly tendered to the Company for cash at a purchase price of $0.20 for each dollar of principal of each Note and Debenture outstanding, without interest.

As of 12:00 a.m., New York time, on July 15, 2016, the Company accepted validly tendered Notes and Debentures for the purchase of Notes and Debentures having an aggregate principal value of $353,000, and has forwarded to DTC the corresponding consideration to complete the purchase, without interest thereon and less any required withholding taxes.

The above description is qualified in its entirety by reference to the terms of the Debentures indenture filed as Exhibit 6 of the Company’s Schedule 13E-4 (Amendment No. 2), dated December 23, 1994, and the Notes indenture filed as Exhibit 12(d) of the Company’s Schedule TO, dated March 2, 2004, in each case incorporated herein by reference.

On July 25, 2016, the Company issued a press release announcing the results of the Offers.  On the same date, the Company issued an additional press release announcing that the Pension Benefits Guaranty Corporation elected to not refile a general lien against the Company’s assets, as a portion of the proceeds from the Company’s July 12, 2016 Credit and Security Agreement (as more fully described in the Company’s Form 8-K filed with the Securities and Exchange Commission on July 13, 2016) were used to make an additional $300,000 contribution to the Company’s pension plan.  Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 4.1
Indenture, dated as of December 1, 1994, for the Company’s 9½% Subordinated Debentures due December 1, 2012 (form of said indenture is incorporated by reference to Exhibit 6 of Schedule 13E-4 Amendment No. 2 dated December 23, 1994).

Exhibit 4.2
Indenture, dated as of March 1, 2004, for the Company’s 8¼% Limited Convertible Senior Subordinated Notes due March 1, 2012 (form of said indenture is incorporated by reference to Exhibit 12(d) of Schedule TO dated March 2, 2004).

Exhibit 99.1	Press Release, dated July 25, 2016.
Exhibit 99.2	Press Release, dated July 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016	TRANS-LUX CORPORATION

	By:	/s/ Robert J. Conologue
		Name:	Robert J. Conologue
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1
Indenture, dated as of December 1, 1994, for the Company’s 9½% Subordinated Debentures due December 1, 2012 (form of said indenture is incorporated by reference to Exhibit 6 of Schedule 13E-4 Amendment No. 2 dated December 23, 1994).

Exhibit 4.2
Indenture, dated as of March 1, 2004, for the Company’s 8¼% Limited Convertible Senior Subordinated Notes due March 1, 2012 (form of said indenture is incorporated by reference to Exhibit 12(d) of Schedule TO dated March 2, 2004).

Exhibit 99.1	Press Release, dated July 25, 2016.
Exhibit 99.2	Press Release, dated July 25, 2016.